Contact:
	Banc of America Securities Auto Trust 2005-WF1	Melissa A. Rosal
Vice President
	Statement to Noteholders and Residual Interestholders	312-325-8904
melissa.rosal@usbank.com
Section 7.4 of the Indenture, dated July 7, 2005
Distribution Date:	18-Nov-05

		Original	Beginning			Prior Interest	Interest		Ending
		Certificate	Certificate	Principal	Interest	Shortfall	Shortfall	Total	Certificate
Class	Cusip	Face Value	Balance	Distribution	Distribution	Amount	Amount	Distribution	Balance
A-1	059478AA5	$259,000,000.00	$99,031,670.26	$28,092,183.61	$298,935.21	$0.00	$0.00	$28,391,118.82	$70,939,486.65
A-2	059478AB3	$282,000,000.00	$282,000,000.00	$0.00	$914,150.00	$0.00	$0.00	$914,150.00	$282,000,000.00
A-3	059478AC1	$238,000,000.00	$238,000,000.00	$0.00	$791,350.00	$0.00	$0.00	$791,350.00	$238,000,000.00
A-4	059478AD9	$73,160,000.00	$73,160,000.00	$0.00	$248,744.00	$0.00	$0.00	$248,744.00	$73,160,000.00
B	059478AE7	$17,800,000.00	$17,800,000.00	$0.00	$63,783.33	$0.00	$0.00	$63,783.33	$17,800,000.00
C	059478AF4	$20,000,000.00	$20,000,000.00	$0.00	$74,833.33	$0.00	$0.00	$74,833.33	$20,000,000.00
R	N/A	$0.00	$0.00	$0.00	$636,554.93	$0.00	$0.00	$636,554.93	$0.00
Total		$889,960,000.00	$729,991,670.26	$28,092,183.61	$3,028,350.80	$0.00	$0.00	$31,120,534.41	$701,899,486.65

AMOUNTS PER $1,000 UNIT	PASS THROUGH RATES

			Interest		Ending
	Principal	Interest	Carry-forward	Total	Certificate		Pass-Through
Class	Distribution	Distribution	Amount	Distribution	Balance	Class	Interest Rate
A-1	$108.46402938	$1.15419000	$0.00000000	$109.61821938	$273.89763185	A-1	3.50545%
A-2	$0.00000000	$3.24166667	$0.00000000	$3.24166667	$1,000.00000000	A-2	3.89000%
A-3	$0.00000000	$3.32500000	$0.00000000	$3.32500000	$1,000.00000000	A-3	3.99000%
A-4	$0.00000000	$3.40000000	$0.00000000	$3.40000000	$1,000.00000000	A-4	4.08000%
B	$0.00000000	$3.58333315	$0.00000000	$3.58333315	$1,000.00000000	B	4.30000%
C	$0.00000000	$3.74166650	$0.00000000	$3.74166650	$1,000.00000000	C	4.49000%

Contact:
	Banc of America Securities Auto Trust 2005-WF1	Melissa A. Rosal
Vice President
	Statement to Noteholders and Residual Interestholders	312-325-8904
melissa.rosal@usbank.com
Section 7.4 of the Indenture, dated July 7, 2005
Distribution Date:	18-Nov-05

(i)	Beginning Pool Balance	748,501,356.30
	Ending Pool Balance	719,341,766.90
	Pool Factor	0.7865014
	Ending Pool Balance per $1000 of the Initial Note Balance	808.28550373

(ii)	Paid Servicing Fee	623,751.13
	Unpaid Servicing Fee	0.00
	Change in Unpaid Servicing Fee from prior payment date	0.00
	Indenture Trustee Fee and Expense	0.00
	Owner Trustee Fee and Expense	0.00

(iii)	Revolving Liquidity Note Available Amount	8,773,743.58
	Draws from Revolving Liquidity Note	0.00
	Paid to the Revolving Liquidity Note	0.00

(iv)	Reserve Account Beginning Balance	0.00
	Specified Reserve Account Balance	0.00
	Reserve Account Deposit	0.00
	Reserve Account Withdrawal	0.00
	Reserve Account Ending Balance	0.00

(v)	YSOC Amount	17,442,280.25

(vi)	First Allocation of Principal	0.00
	Second Allocation of Principal	8,092,183.61
	Regular Allocation of Principal	20,000,000.00

(vii)	Repurchase Price Paid by:
	A) the Servicer	0.00
	B) the Seller	0.00
	C) Bank of America	0.00
	D) Wells Fargo	0.00
	Total	0.00

Wells Fargo Auto Finance Group
Wells Fargo Wholeloan Sale
Monthly Servicing Report

Collection Period	October 2005
Distribution Date	11/15/2005
Transaction Month	6

I. ORIGINAL PORTFOLIO INFORMATION

Original Portfolio	$914,609,597.91
Number of Contracts	55,247
Weighted Average Coupon	4.08%
Weighted Average Maturity	47.90

II. COLLECTIONS

Interest:
Interest Collections	$2,508,234.58
Repurchased Receivables - Repurchased Amount Related to Interest	$0.00
Total	$2,508,234.58

Principal:
Scheduled Principal Collections	18,882,342.00
Unscheduled Principal Collections and payoffs	10,252,355.06
Repurchased Receivables - Repurchased Amount Related to Principal	-
Liquidation Proceeds from Receivables that became Liquidating Receivables during Collection Period	0.00
Total	$29,134,697.06

Liquidation Proceeds (Recoveries) from Receivables that became Liquidating Receivables during Prior Period	0.00
Total Collections	$31,642,931.64

Principal Adjustment	$0.00
Principal Losses for Collection Period	24,892.34
Total Regular Principal Reduction	29,159,589.40

III. SERVICING FEE

Servicing Fee Due to Servicer	$623,751.13
Servicing Fee Received	623,751.13
Servicing Fee Shortfall	$0.00

IV. DISTRIBUTIONS

Available Collections	$31,642,931.64
Collections Interest Due to Purchaser	$101,353.90
Servicing Fee Due	$623,751.13
Net Distribution Owed to (Servicer) Purchaser	$31,120,534.41
Misc. Adjustment	$0.00
Total Owed to Purchaser	$31,120,534.41

V. PORTFOLIO INFORMATION
	Beginning of Period	End of Period
Portfolio Receivable Balance	$748,501,356.30	$719,341,766.90
Weighted Average Coupon (WAC)	4.08%	4.08%
Weighted Average Maturity (WAM)	42.90	42.00
Remaining Number of Receivables	50,255	49,408
Accrued Interest	$1,400,246.49	$1,425,579.83

VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

Losses:
Total Losses for Collection Period	$24,892.34
Liquidation Proceeds from Receivables that become Liquidating Receivables during Collection Period	$0.00
Liquidation Contracts (#)	3
Liquidation Proceeds (Recoveries) from Receivables that become Liquidating Receivables during Prior Period	$0.00

Net Losses for Collection Period	$24,892.34
Cumulative Net Losses for all Periods	$86,099.12

Delinquent Receivables	# of Contracts	Amount
1-29 Days Delinquent	1,812	$29,174,982.37
30-59 Days Delinquent	29	426,162.32
60-89 Days Delinquent	11	193,393.53
90 Days & Over Delinquent	4	66,710.80

Total	1,856	$29,861,249.02